                                                                 EXHIBIT 99.B24





                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----


               /s/ Stephen B. Timbers         Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ David W. Belin             Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ Lewis A. Burnham           Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ Donald L. Dunaway          Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ Robert B. Hoffman          Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ Donald R. Jones            Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ David B. Mathis            Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ Shirley D. Peterson        Trustee     October 12, 1995
               ----------------------------

                               POWER OF ATTORNEY



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Diversified Income Fund.



                       Signature              Title       Date
                       ---------              -----       ----



               /s/ William P. Sommers         Trustee     October 12, 1995
               ----------------------------